UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2004

Commission file number 1-10582

Alliant Techsystems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	41-1672694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 6, 2004, reporting ATK’s financial results for the fiscal year ended March 31, 2004

Item 9.  Regulation FD Disclosure; and

Item 12.  Results of Operations and Financial Condition.

On May 6, 2004, ATK issued a press release reporting its financial results for the fiscal year ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.
Date: May 6, 2004	By:	/s/ Eric S. Rangen
	Name:	Eric S. Rangen

Title:

Executive Vice President and Chief Financial Officer